                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) November 15, 1999


                        CarrAmerica Realty Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Maryland                    1-11706                  52-1796339
---------------------------          ------------         ----------------------
State or Other Jurisdiction          (Commission          (IRS Employer
           of Incorporation          File Number)         Identification Number)


1850 K Street, NW, Washington, DC                                20006
---------------------------------                             ----------
State or Other Jurisdiction                                   (Zip Code)


    The Registrant's telephone number, including area code: (202) 729-1000
                           Exhibit Index is on page 4

                                   FORM 8-K


ITEM 5  Other Events

    Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Information included in the Company's press release, dated November 5, 1999

ITEM 7  Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit
                Number
                -------

                99.1 Press Release, November 5, 1999 untitled "Supplemental Information".

                                    EX-99.1
                        Press Release Supplemental Data



                                CarrAmerica(R)
                            America's Workplace(R)


                               THIRD QUARTER 1999

                   Supplemental Operating and Financial Data

                       [Photo of Building appears here]

            For the three and nine months ending September 30, 1999
  All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
   Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                               TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----

CORPORATE OVERVIEW

   The Company.................................................................................  1
   Board of Directors / Operating Committee / Research Coverage ...............................  2
   Regional Offices / Investor Relations / Information Requests ...............................  3



FINANCIAL HIGHLIGHTS

   Key Quarterly Financial Data................................................................  4
   Consolidated Balance Sheet..................................................................  5
   Statement of Operations.....................................................................  6
   FFO Statement...............................................................................  7
   Same Store Results and Analysis.............................................................  8
   Statements of EBITDA........................................................................  9
   Financial Ratios............................................................................  10
   Share and Operating Partnership Unit Data ..................................................  11
   Debt Capitalization Summary ................................................................  12



SEGMENT ANALYSIS

   Core Operating Properties
   -------------------------
   Current Summary of Operating Properties.....................................................  13-16
   Occupancy Summary and Lease Roll-over Schedule..............................................  17
   Top 25 Tenants by Rent......................................................................  18
   Development
   -----------
   Development Activity by Market..............................................................  19-20
   Land Held for Development Schedule..........................................................  21
   HQ Global
   ---------
   Condensed Balance Sheet.....................................................................  22
   Condensed Income Statement..................................................................  23
   Schedule of Executive Suites Centers........................................................  24


                               CORPORATE OVERVIEW

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 14 suburban markets across the United States. In addition, the Company's affiliate HQ Global Workplaces, Inc., previously referred to as Omni Offices, Inc., ("HQ Global") and OmniOffices (UK) Limited ("Omni UK/Europe"), are engaged in the business of leasing commercial office space in the form of executive office suites and business services. HQ Global and Omni UK/Europe offered short-term leases and service packages at 263 business centers located in over 80 cities in 17 countries as of September 30, 1999.


CURRENT PORTFOLIO (as of 9/30/99)
---------------------------------

258 Properties
23.0 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:          BBB
Moody's:                Baa3
Standard & Poor's:      BBB


WEIGHTED AVERAGE OCCUPANCY (year-to-date)
--------------------------

96.9%


REGIONAL DISTRIBUTION (as of 9/30/99)
-------------------------------------

                        Based on             Based on
                          NOI             Square Footage
                     -------------------------------------------
Pacific Region            40.2%                 40.1%
Southeast Region          27.6%                 24.3%
Central Region            19.4%                 21.2%
Mountain Region           12.8%                 14.4%



DEVELOPMENT ACTIVITY (stabilized 1/1/99  9/30/99)
--------------------

The Company has placed in service the following developed properties stabilized during the year:

                              Square            Cost ($ in
Property                      Footage           thousands)
________                   -----------------------------------
Pen Exec 1                    100,626            $ 18,990
Panorama III                  136,850              16,012
Embassy Row 500                75,711              13,647
Towne Ctr 1                    41,551               5,958
Parkway North Six              91,604              13,133
Royal Ridge 1                 102,404               9,284
Fremont Technology Park 3      54,153               7,238
Wasatch Corp Ctr 18            49,727               4,631
Clarify Corp Ctr  2, 3, 4     193,536              34,102
Tollway Plaza I               174,912              25,979
Four Gateway                  137,709              17,532
Reston East & West            323,821              38,620
Riata Crossing 1               81,472               6,974
Riata Crossing 3               82,086               6,974
Riata 2                        61,675               6,153
Riata 9                        92,005              11,489
Panorama V                    137,953              16,672
Fremont Technology Park 2      44,136               4,716
Riata Crossing 2              101,619               9,628
Commons @ Las Colinas 1       228,678              34,213
Commons @ Las Colinas 3       152,086              25,050
La Jolla Spectrum A            79,759              20,865
Embassy Row 100               114,759              19,412
                        ----------------------------------
                            2,658,832            $367,272
                        ==================================


TOP 5 MARKETS
-------------

                                   % of NOI         % of Sq. Ft.
                                --------------     ---------------

San Francisco Bay Area               24.4                23.0
Washington D.C. Metro                19.2                13.7
Chicago                               7.8                 7.2
Orange County/Los Angeles             6.6                 7.2
Phoenix                               6.3                 6.2
                                     64.3                57.3
                                ==============     ===============

BOARD OF DIRECTORS
------------------


Oliver T. Carr, Jr.
Chairman of the Board
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Thomas A. Carr
President and Chief Executive Officer
CarrAmerica Realty Corporation

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer



RESEARCH COVERAGE
-----------------


Brenda Wood/Terry Spalthoff
Deutsche Banc Alex. Brown
(410) 727-1700

Christopher Haley
First Union
(804) 782-3708

David Kostin/David Feit
Goldman, Sachs & Company
(212) 902-6781/(212) 902-2087

John Lutzius
Green Street Advisors
(949) 640-8780

Lee Schalop/Josh Paradise
J.P. Morgan Securities, Inc.
(212) 648-9470/(212) 648-6752

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

Steve Hash
Lehman Brothers
(212) 526-5702

Eric Hemel/Virginia Dawson
Merril Lynch & Company, Inc.
(212) 449-0334/(212) 449-4454

Greg Whyte/John Janedis
Morgan Stanley Dean Witter
(212) 761-6331/(212) 761-6351

Jonathan Litt/Gary Boston
Paine Webber
(212) 713-8624/(212) 713-4765

Fred Carr, Jr.
The Penobscot Group, Inc.
(617) 723-9600

Louis Taylor
Prudential R.E. Securities Investors
(212) 778-4424

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W.
Washington, D.C.  20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
Austin W. Lehr, Regional Managing Director

Florida
J. Thad Ellis, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Dwight Merriman, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Dwight L. Merriman, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director


HQ GLOBAL WORKPLACES, INC.
--------------------------

15950 North Dallas Parkway
Suite 400
Dallas, Texas  75248

Gary M. Kusin, President and CEO


STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange


TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone:  (202) 729-1764
E-mail:  swalsh@carramerica.com
         ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an email to:

                 Melinda Jabbie at (202) 729-7518
                 Or 1 (800) 417-2277
                 mjabbie@carramerica.com


                                          [CarrAmerica logo appears here]
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com

                              FINANCIAL HIGHLIGHTS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                         Key Quarterly Financial Data

-------------------------------------------------------------------------------

($ and shares in thousands)

                                                    As of 9/30/98   As of 12/31/98   As of 3/31/99   As of 6/30/99   As of 9/30/99
                                                   --------------- ---------------- --------------- --------------- ---------------
Shares and Units:

Common Shares                                            71,732           71,760          66,768          66,783          66,799
Outstanding OP Units                                      6,545            6,518           6,510           6,495           6,496
Convertible Preferred Shares                                680              680             680             680             680
Combined Shares and OP Units                             78,957           78,958          73,958          73,958          73,975
Weighted Average - Basic                                 71,665           71,760          71,099          66,779          66,795
Weighted Average - Diluted                               79,037           79,228          78,584          74,353          74,078

Share Price:

At the end of the period                                 $22.88           $24.00          $22.06          $25.00          $21.94
High during period                                        30.13            25.25           24.38           26.50           24.63
Low during period                                         19.44            19.00           20.94           20.94           21.50

Capitalization Summary:

Market Value of Common Equity                        $1,806,145       $1,894,985      $1,631,729      $1,848,942      $1,622,819
Preferred Equity                                        400,000          400,000         400,000         400,000         400,000
Total Debt                                            1,602,383        1,704,359       1,676,868       1,653,501       1,680,175
Total Market Capitalization                          $3,808,528       $3,999,344      $3,708,597      $3,902,443      $3,702,994
Total Debt / Total Market Capitalization                 42.07%           42.62%          45.22%          42.37%          45.37%

Financials:

Total Assets                                         $3,733,625       $3,793,484      $3,652,980      $3,637,522      $3,636,875
Book Value of Real Estate Assets (before
accumulated depreciation)                             3,368,673        3,460,004       3,302,053       3,312,839       3,338,141
Total Liabilities                                     1,758,780        1,885,818       1,843,774       1,836,898       1,832,408
Total Minority Interest (Including OP)                   93,507           93,264         102,109         103,807         105,347
Total Shareholders Equity                             1,881,338        1,814,402       1,707,097       1,696,817       1,699,120

Total Revenues                                         $164,988         $173,450        $174,457        $180,393        $194,729
Property NOI                                             73,727           76,899          81,113          76,607          86,562
Property Operating Margin                                 64.9%            64.3%           66.8%           64.2%           67.5%
EBITDA                                                   80,792           82,893          83,497          79,728          85,875
EBITDA per weighted average - basic                   $    1.13         $   1.16        $   1.17        $   1.19        $   1.29
EBITDA per weighted average - diluted                 $    1.02         $   1.05        $   1.06        $   1.07        $   1.16
Interest Coverage Ratio (b)                                 4.1              3.7             3.6             3.6             3.3
Interest Coverage Ratio (c)                                 2.8              2.6             2.6             2.6             2.7
Fixed Charge Coverage Ratio (b)                             2.6              2.5             2.5             2.5             2.4
Fixed Charge Coverage Ration (c)                            2.0              2.0             2.0             2.0             2.1
Funds From Operations (a)                                49,475           49,333          50,469          47,189          49,380
Adjusted Funds From Operations                           53,497           53,589          54,949          51,876          53,730
Dividends declared                                        .4625            .4625           .4625           .4625           .4625
FFO payout ratio - Diluted                                68.2%            68.4%           66.1%           66.3%           63.5%
Net-Straight Line revenue/expense adjustment              3,508            3,165           2,415           3,209           3,708

Portfolio Size:

Buildings Owned                                             288              292             273             258             258
Total Square Footage                                     23,114           23,678          22,309          22,631          23,047
Occupancy at End of Quarter                               96.8%            96.9%           96.4%           96.8%           96.9%


(a) See page 7 for definition of Funds From Operation (FFO).
(b) Excluding capitalized interest.
(c) Including capitalized interest.

                     CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Condensed Consolidated Balance Sheets

-------------------------------------------------------------------------------


(In thousands)

                                                        September 30,        December 31,
                                                             1999                1998
                                                      ------------------   -----------------

                                                                   (Unaudited)

Assets
Rental Property:
    Land                                                 $   647,402         $   692,484
    Buildings                                              2,019,098           2,051,734
    Tenant Improvements                                      272,064             192,211
    Furniture, fixtures and equipment                        100,862              57,140
                                                        --------------      --------------
                                                           3,039,426           2,993,569
   Less - accumulated depreciation                          (312,686)           (262,458)
                                                        --------------      --------------
      Net rental property                                  2,726,740           2,731,111

Land held for future development                             123,999             119,141
Construction-in-progress                                     166,398             347,294
Cash and cash equivalents - unrestricted                      58,206              36,499
Cash and cash equivalents - restricted                        24,708              48,640
Accounts and notes receivable                                 59,202              47,251
Investments                                                   90,273             101,679
Accrued straight-line rents                                   43,251              39,273
Tenant leasing costs, net                                     52,772              42,552
Deferred financing costs, net                                 17,583              19,911
Goodwill, net                                                240,595             221,570
Prepaid expenses and other assets, net                        33,148              38,563
                                                        --------------      --------------
                                                          $3,636,875          $3,793,484
                                                        ==============      ==============

Liabilities and Stockholders' Equity
Liabilities:
   Mortgages and notes payable                            $1,680,175          $1,704,359
   Accounts payable and accrued expenses                     102,022             133,767
   Rent received in advance and security deposits             50,211              47,692
                                                        --------------
                                                                            --------------
                                                           1,832,408           1,885,818
                                                        --------------      --------------

Minority interest                                            105,347              93,264

Stockholders' equity:
   Preferred stock                                                95                  95
   Common stock                                                  668                 718
   Additional paid in capital                              1,816,982           1,926,057
   Foreign currency translation adjustment                      (109)                463
   Cumulative dividends paid in excess of net income        (118,516)           (112,931)
                                                        --------------      --------------
                                                           1,699,120           1,814,402
                                                          $3,636,875          $3,793,484
                                                        ==============      ==============


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Condensed Consolidated Statements of Operations

-------------------------------------------------------------------------------

(Unaudited and in thousands, except per share amounts)

                                                                      Three Months Ended              Nine Months Ended
                                                                         September 30,                   September 30,
                                                                  ----------------------------   -----------------------------
                                                                      1999           1998            1999           1998
                                                                      ----           ----            ----           ----

 Revenues:
    Rental income (1):
          Minimum base rent                                         $ 107,621    $    98,127      $  311,934      $ 276,199
          Recoveries from tenants                                      14,530         12,175          42,501         35,391
          Parking and other tenant charges                              6,160          3,355          14,572          9,360
                                                                  -------------  -------------   -------------  --------------
          Total rental revenue                                        128,311        113,657         369,007        320,950
    Other real estate operating revenue:
       Executive suites revenue                                        62,216         46,860         167,524         97,169
       Real estate service income                                       4,202          4,471          13,049         10,985
                                                                  -------------  -------------   -------------  --------------
          Total operating revenues                                    194,729        164,988         549,580        429,104
                                                                  -------------  -------------   -------------  --------------

 Operating expenses:
    Property expenses:
       Operating expenses                                              30,862         30,033          90,974         78,223
       Real estate taxes                                               10,887          9,897          33,750         28,858
    Interest expense                                                   25,924         19,560          71,536         54,137
    Executive suites expenses                                          59,009         38,563         154,602         82,004
    General and administrative                                         10,596          8,379          28,888         22,841
    Depreciation and amortization                                      39,598         28,523         103,232         78,402

                                                                  -------------  -------------   -------------  --------------
          Total operating expenses                                    176,876        134,955         482,982        344,465
                                                                  -------------  -------------   -------------  --------------

          Operating income                                             17,853         30,033          66,598         84,639
                                                                  -------------  -------------   -------------  --------------
 Other income:
     Interest income                                                    1,340          1,391           3,945          3,698
     Equity in earnings of unconsolidated partnerships                  1,160          1,285           3,791          3,753
     Gain on settlement of treasury locks                               ---            ---             4,489          ---
                                                                  -------------  -------------   -------------  --------------
          Total other income                                            2,500          2,676          12,225          7,451
                                                                  -------------  -------------   -------------  --------------

          Net income before gain on sale of assets, income
          taxes, and minority interest                                 20,353         32,709          78,823         92,090
    Income taxes                                                        2,012                          1,760           (574)
                                                                                        (574)
    Minority Interest                                                  (4,262)        (2,598)        (14,430)       (13,549)
                                                                  -------------  -------------   -------------  --------------
               Net income before gain or sale of assets                18,103          29,537         66,153         77,967
    Gain on sale of assets, net of income taxes                        21,284          6,844          49,815         33,030
                                                                  -------------  -------------   -------------  --------------

          Net income                                              $    39,387    $    36,381       $ 115,968      $ 110,997
                                                                  =============  =============   =============  ==============


          Basic net income per common share                       $      0.46    $      0.38       $    1.31      $    1.25
                                                                  =============  =============   =============  ==============


          Diluted net income per share                            $      0.45     $     0.37       $    1.31      $    1.25
                                                                  =============  =============   =============  ==============


NOTES:

(1) Rental income includes $3,708 and $3,508 of accrued straight-line rents for the three month periods ended September 30, 1999 and 1998, respectively, and $9,362 and $10,754 of accrued straight-line rents for the nine month periods ended September 30, 1999 and 1998, respectively.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Funds From Operations
-------------------------------------------------------------------------------

         The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company calculates its FFO by combining the FFO from its real estate operations, calculated in accordance with NAREIT's definition of FFO, and the earnings before depreciation, amortization and deferred taxes ("EBDADT") of the Company's executive suites business, excluding operating losses from centers under development. The following table provides the calculation of the Company's FFO for the three and nine month periods ended September 30, 1999 and 1998.


 (In thousands, except per share amounts)                              Three Months Ended              Nine Months Ended
                                                                          September 30,                  September 30,
                                                                  ------------------------------  -----------------------------
                                                                        1999           1998           1999           1998
                                                                        ----           ----           ----           ----

 Net income before minority interest                                $     43,649    $    38,979   $   130,398    $    124,546

 Adjustments to derive funds from operations:
     Add:
       Depreciation and amortization                                     38,115        28,382         100,912         77,306
       Losses associated with executive suites
        centers under development                                         3,888         1,410          11,360          2,952
       Deferred taxes                                                    (1,825)          248          (1,760)           248
     Deduct:
       Minority interests' (non Unitholders) share
        of depreciation, amortization and net income                       (195)          (60)           (479)          (255)
       Gain on settlement of treasury locks                               ---             ---          (4,489)           ---
       Gain on sale of assets, net of income taxes                      (21,284)       (6,844)        (49,815)       (32,450)
                                                                    --------------  ------------  -------------  --------------
 FFO before allocations to the minority Unitholders                      62,348        62,115         186,127        172,347
 Less:  FFO allocable to the the minority Unitholders                    (4,025)       (3,677)        (12,563)       (11,565)
                                                                    --------------  ------------  -------------  --------------
 CarrAmerica Realty Corporation's FFO                                    58,323        58,438         173,564        160,782
 Less:  Preferred stock dividends                                        (8,933)       (8,963)        (26,516)       (26,639)
                                                                    --------------  ------------  -------------  --------------

 CarrAmerica Realty Corporation's FFO attributable
     to common shares                                               $      49,390   $    49,475   $    147,048   $    134,143
                                                                    ==============  ============  =============  ==============
 Weighted average common shares outstanding:
   Basic                                                                   66,795        71,665         68,208         67,504
                                                                    ==============  ============  =============  ==============
   Diluted                                                                 74,078        79,037         75,511         74,953
                                                                    ==============  ============  =============  ==============
 CarrAmerica Realty Corporation
 FFO attributed to common shares                                    $      49,390   $    49,475    $    147,048   $    134,143
 Series A Preferred share dividends                                           315           345             944          1,067
 Minority interest from convertible partnership Units                       4,025         3,677          12,563         11,565
                                                                    --------------  ------------  -------------  --------------
 Adjusted FFO attributable to common shares                         $      53,730   $    53,497   $     160,555   $    146,775
                                                                    ==============  ============  =============  ==============

 Weighted average common
   shares outstanding - Basic                                              66,795        71,665          68,208         67,504
 Weighted average conversion of Series A Preferred shares                     680           741             680            767
 Weighted average conversion of operating partnership Units                 6,498         6,552           6,502          6,528
 Incremental options                                                          105            79             119            154
                                                                    --------------  ------------  -------------  --------------
 Adjusted weighted average common shares - Diluted                         74,078        79,037          75,511         74,953
                                                                    ==============  ============  =============  ==============


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Same Store Operating Property Results

-------------------------------------------------------------------------------

(In thousands)
                                              Three Months Ended            %             Nine Months Ended        %
                                                September 30,            Change             September 30,        Change
                                           -------------------------  -----------  -------------------------  -----------

                                              1999          1998                      1999         1998
                                              ----          ----                      ----         ----

 Real Estate Operating Revenue                $96,711      $91,185       6.1%        $245,999    $233,407         5.4%

 Real Estate Operating Expenses               (34,745)     (32,199)      7.9%         (82,669)     (78,767)       5.0%
                                           ------------  -----------               -----------  ------------

 Total Real Estate Operating Income
   - GAAP Basis                               $61,966      $58,986       5.1%        $163,330    $154,640         5.6%
                                           ============  ===========               ===========  ============

 Straight-line Rent Adjustment                 (2,487)      (2,862)    (13.1%)         (4,611)     (7,364)      (37.4%)
                                           ------------  -----------               -----------  ------------

 Total Real Estate Operating Income
   - Cash Basis                               $59,479      $56,124       6.0%        $158,719    $147,276         7.8%
                                           ============  ===========               ===========  ============

 YTD Average Occupancy                         96.2%         96.0%                    96.1%       96.0%
                                           ============  ===========               ===========  ============

 Same Store Square Footage                     17,242                                  15,092
                                           ============                            ===========



                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Statements of EBITDA

-------------------------------------------------------------------------------

(In thousands)
                                                             Three Months Ended September          Nine Months Ended
                                                                          30                         September 30,
                                                             ------------------------------   ----------------------------
                                                                 1999            1998             1999           1998
                                                                 ----            ----             ----           ----


 Revenues:
      Rental Income                                           $  128,311       $ 113,657        $  369,007     $ 320,950
      Other real estate operating revenue:
        Real estate service income                                 4,202           4,471            13,049        10,985
        Executive suites revenue                                  62,216          46,860           167,524        97,169
      Other income (1)                                             2,500           2,676             7,736         7,451

                                                             --------------  --------------   -------------  -------------
            Total revenue                                        197,229         167,664           557,316       436,555
                                                             --------------  --------------   -------------  -------------

 Operating expenses:
      Property operating expenses:
        Operating expenses                                        30,862          30,033            90,974        78,223
        Real estate taxes                                         10,887           9,897            33,750        28,858
      Executive suites operating expenses                         59,009          38,563           154,602        82,004
      General and administrative                                  10,596           8,379            28,888        22,841
                                                             --------------  --------------   -------------   -------------

            Total operating expenses                             111,354          86,872           308,214       211,926
                                                             --------------  --------------   -------------   -------------

  EBITDA                                                      $   85,875       $  80,792        $  249,102     $ 224,629
                                                             ==============  ==============   =============  =============


 NOTES:

  (1) Excludes gains on sales of assets and gain on settlement of treasury locks.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Financial Ratios

-------------------------------------------------------------------------------





 Financial Position Ratios:                                                    September 30,             December 31,
 --------------------------                                                        1999                     1998
                                                                            -----------------        --------------------

 Total Debt / Total Capitalization (Book Value)                                    48.4%                    47.2 %
 Total Debt / Total Capitalization (Market)                                        45.4%                    42.6 %


 Operating Ratios:                                       Three Months Ended             Nine Months Ended
                                                            September 30,                 September 30,
                                                    ------------------------------  ---------------------------
                                                        1999             1998            1999           1998
                                                        ----             ----            ----           ----
 Secured EBITDA / Total EBITDA                         32.4%            34.4%          33.3%           36.4%

 Interest Coverage (1)
     Excluding covering capitalized interest           3.31X             4.13X          3.48X           4.15X
     Covering capitalized interest                     2.75X             2.85X          2.67X           2.97X

 Fixed charge coverage
     Excluding covering capitalized interest           2.39X             2.56X          2.43X           2.50X
     Covering capitalized interest                     2.09X             2.00X          2.02X           2.02X



 Diluted FFO Payout Ratio (2)                          63.5%            68.2%           65.2%          70.9%

 G & A as a % of Revenue (3)                           7.8%              6.9%           7.4%            6.7%




  NOTES:

  (1)Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
  (2)Dividends paid per common share divided by diluted FFO per share.
  (3)Excludes Executive Suites revenue, gains on sales of assets and gain on settlement of treasury locks. Includes interest income and equity on earnings of unconsolidated subsidiaries.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Share and Operating Partnership Unit Data

-------------------------------------------------------------------------------
The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at September 30, 1999 and 1998, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the nine month periods ended September 30, 1999 and 1998. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(In thousands)

                                                           CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible        Dividend Paying        Non-Dividend
                                     Corporation Common     Preferred Shares            Units             Paying Units
                                     Shares Outstanding      Outstanding (a)       Outstanding (b)         Outstanding
                                     --------------------  --------------------   ------------------   --------------------

Outstanding as of:
    September 30, 1999                      66,799                  680                  6,064                  432
    December 31, 1998                       71,760                  680                  5,978                  540
                                     ====================  ====================   ==================   ====================

Weighted average for the
  three months ended September 30:
    1999                                    66,795                  680                  6,027                  470
    1998                                    71,665                  741                  6,012                  540
                                     ====================  ====================   ==================   ====================

Weighted average for the
  nine months ended September 30:
    1999                                    68,208                  680                  5,987                  516
    1998                                    67,504                  767                  5,988                  540
                                     ====================  ====================   ==================   ====================




  Notes:
  (a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
  (b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
  (c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          DEBT Capitalization Summary

------------------------------------------------------------------------------------------------------------------
($ In thousands)

                                                       INTEREST RATE       PRINCIPAL BALANCE         MATURITY DATE
                                                       -------------       -----------------         -------------

 SECURED INDEBTEDNESS:
          Total Secured Indebtedness                           8.040%               $ 638,675           11/15/00 to
                                                               =====                =========             9/01/29



 UNSECURED INDEBTEDNESS:
 Senior Unsecured Notes                                      7.200 %                $ 150,000             07/01/04
 Senior Unsecured Notes                                      6.625                    100,000             03/01/05
 Senior Unsecured Notes                                      7.375                    125,000             07/01/07
 Senior Unsecured Notes                                      6.875                    100,000             03/01/08
 Senior Unsecured Notes                                      6.625                    150,000             10/01/00
 Unsecured Line of Credit - CarrAmerica Realty           LIBOR + 90 bps               281,000             08/26/01
     Corporation
 Unsecured Line of Credit - OmniOffices, Inc.            LIBOR + 90 bps               135,500             08/26/01
                                                                                  -----------
                   Total Unsecured Indebtedness                                   $ 1,041,500
                                                                                  ===========



                                SEGMENT ANALYSIS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

-------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of September 30, 1999:

                                                Company's         Net                                   Percentage
                                                Effective       Rentable                      Number     of Total
                                                Property          Area             Percent      of        Square
Property                                        Ownership   (square feet)(1)      Leased(2)  Buildings      Feet
--------                                        ---------   ----------------      ---------  ---------   ----------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
   International Square                             100.0 %     1,014,537              93.3%     3
   1730 Pennsylvania Avenue                         100.0         229,377              99.3      1
   2550 M Street                                    100.0         187,931             100.0      1
   1775 Pennsylvania Avenue (3)                     100.0         143,981              98.5      1
   900 19th Street                                  100.0         101,215             100.0      1
   1747 Pennsylvania Avenue                          89.7 (4)     151,942              99.4      1
   1255 23rd Street                                  75.0 (5)     305,528              90.9      1
Suburban Washington, D.C.:
   One Rock Spring Plaza (3)                        100.0         205,298             100.0      1
   Reston Crossing East & West                      100.0         323,821              99.9      2
   Sunrise Corporate Center                         100.0         260,253             100.0      3
   Parkway One                                      100.0          87,842             100.0      1
Atlanta, GA:
   Glenridge                                        100.0          64,052              47.0      1
   Century Springs West                             100.0          94,893              98.2      1
   Holcomb Place                                    100.0          72,824              95.5      1
   Midori                                           100.0          99,900              99.7      1
   Parkwood                                         100.0         151,296              95.0      1
   Lakewood                                         100.0          80,338              70.2      1
   The Summit                                       100.0         179,085              90.0      1
   2400 Lake Park                                   100.0         101,285              91.1      1
   680 Engineering Drive                            100.0          62,154             100.0      1
   Embassy Row                                      100.0         465,674              92.4      3
   Waterford Center                                 100.0          82,161              94.9      1
   Spalding Ridge                                   100.0         128,233              97.6      1
   Embassy 100, 500                                 100.0         190,470             100.0      2
Boca Raton, FL:
   Peninsula Plaza                                  100.0         162,303              92.9      1
   Presidential Circle                              100.0         279,417              91.3      1
   Peninsula Executive Center I                     100.0         100,626             100.0      1
                                                            -----------------     ----------     -
      Southeast Region Subtotal                                 5,328,436              96.5%     35         24.3%
                                                            -----------------     ----------

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                             100.0         139,012              97.7      4
   Harbor Corporate Park                            100.0         151,888              96.0      4
   Plaza PacifiCare                                 100.0         104,377             100.0      1
   Katella Corporate Center                         100.0          80,547              93.9      1
   Warner Center                                    100.0         344,181              96.6      12
   South Coast Executive Center                     100.0         161,787              91.5      2
   Warner Premier                                   100.0          61,553              99.3      1
   Von Karman                                       100.0         103,713             100.0      1
   2600 W. Olive                                    100.0         146,831             100.0      1
   Bay Technology Center                            100.0         107,481             100.0      2
   Alton Deere Plaza                                100.0         182,185              96.5      6


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------------------------------------------
                                                Company's         Net                                    Percentage
                                                Effective       Rentable                        Number    of Total
                                                Property          Area              Percent      of         Square
Property                                        Ownership   (square feet)(1)       Leased(2)  Buildings      Feet
--------                                        ---------   ----------------       ---------  ---------   ----------
Southern California,
San Diego:
   Del Mar Corporate Plaza                          100.0 %       123,142             100.0%     2
   Wateridge Pavilion                               100.0          62,194             100.0      1
   Towne Center Technology Park I & II              100.0         103,918             100.0      2
   Palomar Oaks Technology Park                     100.0         170,358             100.0      6
   Jaycor                                           100.0         105,358             100.0      1
   Lightspan                                        100.0          64,800             100.0      1
   La Jolla Spectrum                                100.0          79,759             100.0      1
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                     100.0       1,001,976              98.8      6
   Rio Robles                                       100.0         368,178             100.0      7
   Valley Business Park II                          100.0         166,928              98.3      6
   Bayshore Centre II                               100.0          94,874             100.0      1
   Rincon Centre                                    100.0         201,178              98.5      3
   Valley Centre II                                 100.0         212,082             100.0      4
   Valley Office Centre                             100.0          68,738             100.0      2
   Valley Centre                                    100.0         102,291              87.2      2
   Valley Business Park I                           100.0          67,784             100.0      2
   3745 North First Street                          100.0          67,582             100.0      1
   3571 North First Street                          100.0         116,000             100.0      1
   150 River Oaks                                   100.0         100,024             100.0      1
   San Mateo I                                      100.0          70,000             100.0      1
   San Mateo II and III                             100.0         141,404              97.9      2
   Hacienda West                                    100.0         205,285              96.6      2
   Sunnyvale Technology Centre                      100.0         165,520             100.0      5
   Baytech Business Park                            100.0         300,000             100.0      4
   Golden Gateway Commons                           100.0         271,777              90.2      3
   Techmart Commerce Center                         100.0         262,585              97.0      1
   995 Benecia Avenue                               100.0          36,344             100.0      1
   Oakmead West A-G                                 100.0         425,981             100.0      7
   Santa Clara Technology Park                      100.0         178,132             100.0      3
   Valley Technology Center 4 & 5                   100.0         132,700             100.0      2
   Freemont Technology Park 2, 3                    100.0          98,289             100.0      2
   Clarify Corporate Center 2,3, 4                  100.0         193,536             100.0      3
Portland, OR:
   RadiSys Corporate Headquarters                   100.0          80,525             100.0      1
   RadiSys II                                       100.0          45,655             100.0      1
Seattle, WA:
   Redmond East                                     100.0         396,497              97.2      10
   Willow Creek                                     100.0          96,179             100.0      1
   Canyon Park Business Center                      100.0         285,428             100.0      6
   Canyon Park Commons                              100.0          95,290              77.8      1
   Willow Creek Corporate Center                    100.0         278,509             100.0      5
   Redmond Hilltop B & C                            100.0          90,880             100.0      2
   Canyon Park Commons 1 & 2                        100.0         110,398             100.0      2
                                                            -----------------     ----------     -

     Pacific Region Subtotal                                    8,819,633              97.6%    150           40.1%
                                                            -----------------     ----------


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

-------------------------------------------------------------------------------------------------------------------
                                                Company's         Net                                    Percentage
                                                Effective       Rentable                       Number     of Total
                                                Property          Area             Percent      of         Square
Property                                        Ownership   (square feet)(1)      Leased(2)  Buildings      Feet
--------                                        ---------   ----------------      ---------  ---------   ----------
CENTRAL REGION
Austin, TX:
   Great Hills Plaza                                100.0%        135,333             100.0%     1
   Balcones Center                                  100.0          74,978              86.5      1
   Park North                                       100.0         132,744              93.9      2
   City View Centre                                 100.0         136,183             100.0      3
   Riata 2, 4, 5, 8, 9                              100.0         403,435              93.4      5
   Tower of the Hills                               100.0         166,061              97.0      2
   City View Center                                 100.0         128,716             100.0      1
   Riata Crossing 1, 2, 3                           100.0         265,177             100.0      3
Chicago, IL:
   Parkway North I                                  100.0         249,314              97.9      1
   Parkway North III                                100.0         257,512              97.7      1
   Parkway VI                                       100.0          91,604              97.1      1
   Unisys                                           100.0         359,389              96.6      2
   The Crossings                                    100.0         296,835              92.7      2
   Bannockburn I & II                               100.0         211,124             100.0      2
   Bannockburn IV                                   100.0         108,469             100.0      1
Dallas, TX:
   Quorum North                                     100.0         115,801              87.9      1
   Quorum Place                                     100.0         170,964              91.0      1
   Cedar Maple Plaza                                100.0         113,127              96.1      3
   Commons at Las Colinas 1, 3                      100.0         380,764              97.6      2
   Two Mission Park                                 100.0          77,721              91.6      1
   Citymark                                         100.0         213,050              95.2      1
   5000 Quorum                                      100.0         159,549              96.5      1
   Royal Ridge A & B                                100.0         247,239             100.0      2
   Tollway Plaza I                                  100.0         174,912             100.0      1
                                                            -----------------     ----------     -

     Central Region Subtotal                                    4,670,001              97.2%     41         21.2%
                                                            -----------------     ----------

MOUNTAIN REGION
Denver, CO:
   Harlequin Plaza                                  100.0         329,100              93.5      2
   Quebec Court I & II                              100.0         287,294             100.0      2
   Greenwood Center                                 100.0          76,128              97.6      1
   Quebec Center                                    100.0         106,865              95.5      3
   Panorama Corporate Center I                      100.0         100,881              98.1      1
   Panorama II                                      100.0         100,916              98.2      1
   Panorama III                                     100.0         136,850             100.0      1
   Panorama V                                       100.0         137,953              98.2      1
Phoenix, AZ:
   Camelback Lakes                                  100.0         200,874              99.9      2
   Pointe Corridor IV                               100.0         179,002              99.0      1
   Highland Park                                    100.0          78,969              73.3      1
   The Grove at Black Canyon                        100.0         104,571              95.7      1
   US West                                          100.0         532,506             100.0      4
   Four Gateway                                     100.0         137,709              96.3      1
   Concord Place                                    100.0         133,555              88.8      1
Salt Lake City, UT:
   Sorenson Research Park                           100.0         285,869              98.2      5
   Wasatch Corporate Center                         100.0         178,098             100.0      3
   Wasatch Corporate Center 18                      100.0          49,727              97.4      1
                                                            -----------------     ----------     -

     Mountain Region Subtotal                                   3,156,867              96.2%     32         14.4%
                                                            -----------------     ----------                -----

TOTAL CONSOLIDATED PROPERTIES:                                 21,974,937                       258        100.0%
                                                            -----------------                              -----
WEIGHTED AVERAGE                                                                       96.9%
                                                                                  ----------


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

-------------------------------------------------------------------------------


                                                Company's         Net                                Percentage
                                                Effective       Rentable                   Number     of Total
                                                Property          Area         Percent      of         Square
Property                                        Ownership   (square feet)(1)  Leased(2)  Buildings      Feet
                                                ---------   ----------------  ---------  ---------   ----------
Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
   1717 Pennsylvania Avenue                        50.0%   (6)   184,446          100.0%     1
   AARP Headquarters                               24.0    (7)   502,316          100.0      1
   Bond Building                                   15.0    (8)   162,097          100.0      1

Suburban Washington, D.C.:
   Booz-Allen & Hamilton Building                  50.0    (9)   222,989          100.0      1
                                                                 -------          -----      -

TOTAL UNCONSOLIDATED PROPERTIES:                               1,071,848                     4
                                                               ---------                     -
WEIGHTED AVERAGE                                                                  100.0%
                                                                                  -----

ALL OPERATING PROPERTIES
TOTAL:                                                        23,046,817
                                                              ==========
WEIGHTED AVERAGE                                                                   96.9%
                                                                                   ====


--------------------
(1) Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of September 30, 1999.
(3) The Company owns the improvements on the property and has a leasehold interest in all of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds a 50% joint venture interest, and is the managing venturer.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            Lease Rollover Schedule

-------------------------------------------------------------------------------

                                                    Current     YTD Avg.       Vacant
Region / Market                       Square Feet  Occupancy    Occupancy       S.F.        1999       2000
---------------                       -----------  ---------    ---------       ----        ----       ----

PACIFIC REGION:
San Francisco Bay Area                  5,049,188       99.3%          98.5%      37,719    225,489    559,009
Orange County / Los Angeles             1,581,555       95.0%          97.1%      79,202     37,400    274,949
Seattle                                 1,353,181       93.0%          97.6%      95,290         --    136,410
San Diego                                 709,529      100.0%         100.0%          --     20,873         --
Portland                                  126,180      100.0%         100.0%          --         --         --

MOUNTAIN REGION:
Denver                                  1,275,987       95.2%          97.3%      61,447     30,453     56,293
Phoenix                                 1,367,186       95.8%          96.6%      57,427     68,032     97,485
Salt Lake City                            513,694       99.8%          99.8%         915     57,023         --

CENTRAL REGION:
Chicago                                 1,574,247       97.0%          97.0%      47,260    133,831    159,282
Dallas                                  1,653,127       97.8%          96.1%      36,259     97,520    171,151
Austin                                  1,442,627       96.7%          96.6%      47,596     18,398     72,322

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                2,136,511       97.6%          95.3%      52,280     46,568    129,859
     Suburban Properties                  877,214       99.8%          99.9%       1,800     20,818     74,004
Atlanta                                 1,772,365       93.7%          92.1%     110,811     79,373    177,988
Boca Raton                                542,346       95.9%          93.4%      22,028     21,361    109,864
                                          -------       -----          -----      ------     ------    -------

Totals                                 21,974,937       97.0%          96.9%     650,034    857,139  2,018,616
                                       ==========       =====          =====     =======    =======  =========



                                                                                             2006
                                                                                              &
 Region / Market                         2001       2002      2003      2004      2005    Thereafter
 ---------------                         ----       ----      ----      ----      ----    ----------

 PACIFIC REGION:
 San Francisco Bay Area                  450,500    810,079   628,925   425,848   312,693  1,598,926
 Orange County / Los Angeles             188,731    203,309   207,739   185,961    17,677    386,587
 Seattle                                  98,599     14,515   246,328   222,328   309,744    229,967
 San Diego                               173,784     18,850   180,721   224,654    10,888     79,759
 Portland                                     --         --        --        --        --    126,180

 MOUNTAIN REGION:
 Denver                                   98,818    202,069   147,804   184,570   130,000    364,533
 Phoenix                                  77,217    184,737    89,869    98,938   123,165    570,316
 Salt Lake City                          110,850     45,520   109,278   118,478        --     71,630

 CENTRAL REGION:
 Chicago                                 175,860    263,272   325,203   101,136    20,372    348,031
 Dallas                                  144,991    182,627   311,877    60,827     9,511    638,364
 Austin                                  155,097    442,445   219,097   313,958    18,912    154,802

 SOUTHEAST REGION:
 Washington, D.C.
      Downtown Properties                 28,932    341,655   221,438   564,308    54,215    697,256
      Suburban Properties                 78,561     55,250    22,883    82,405   179,854    361,639
 Atlanta                                 189,348    386,006   368,330   139,406     8,092    313,011
 Boca Raton                               71,949     45,864    70,299    45,808    35,274    119,899
                                          ------     ------    ------    ------    ------    -------

 Totals                                2,043,237  3,196,198 3,149,791 2,768,625 1,230,397  6,060,900
                                       =========  ========= ========= ========= =========  =========


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              25 Largest Tenants - Based on Annualized Base Rent

  -----------------------------------------------------------------------------


                                                    Percentage of
                                                 Portfolio Annualized                          Percentage of Occupied
  Tenant                                                 Rent               Square Feet              Square Feet
  --------------------------------------------- -----------------------    ---------------     ------------------------

Applied Materials, Inc.                               3.47%                   725,981                 3.30%
International Monetary Fund                           3.34%                   437,479                 1.99%
Nokia, Inc.                                           2.23%                   380,764                 1.73%
US West Business Resources, Inc.                      2.12%                   532,506                 2.42%
Peoplesoft, Inc.                                      1.89%                   361,344                 1.64%
AT&T                                                  1.75%                   509,300                 2.32%
Patton Boggs, L.L.P.                                  1.46%                   180,444                 0.82%
Nextel Communications, Inc.                           1.36%                   325,988                 1.48%
Electronic Data Systems Corp.                         1.26%                   308,785                 1.41%
Sun Microsystems, Inc.                                1.18%                   260,500                 1.19%
Clarify, Inc.                                         1.17%                   200,536                 0.91%
Pacific Bell                                          1.08%                   198,093                 0.90%
Unisys Corporation                                    1.03%                   217,061                 0.99%
Franklin Resources, Inc.                              0.94%                   122,467                 0.56%
Software AG of North America                          0.86%                   173,419                 0.79%
Federal Deposit Insurance Corp.                       0.84%                   108,641                 0.49%
Citicorp Savings of Wash. D.C.                        0.79%                   116,834                 0.53%
The Walt Disney Company                               0.78%                   129,347                 0.59%
King & Spaulding                                      0.76%                    84,161                 0.38%
GTE North, Inc.                                       0.75%                   176,420                 0.80%
Iomega Corporation                                    0.66%                   132,700                 0.60%
Boston Scientific                                     0.66%                   212,082                 0.97%
Merrill Lynch, Pierce, Fenner                         0.63%                    77,443                 0.35%
Safeco Insurance Co of America                        0.61%                   170,368                 0.78%
Novartis Agricultural Discover                        0.57%                    79,759                 0.36%

                                              =======================    ===============     ========================
TOTAL                                                 32.18%                6,222,422                28.32%
                                              =======================    ===============     ========================


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      1999 Development Activity By Market

-------------------------------------------------------------------------------

 ($ In Thousands)



                                                                    Estimated
                                                                   Construction    Estimated
Property Under Construction @            Square                     Completion    Stabilization
September 30, 1999:                       Feet       Start Date        Date           Date
---------------------------------------- ----------  -----------   -------------  ------------
San Francisco Bay Area
         Clarify Corporate Center A         64,512      1Q98           1Q99          1Q00
         Valley Technology Center 1         66,350      1Q98           4Q98          4Q99
         Valley Technology Center 2         66,350      1Q98           4Q98          4Q99
         Valley Technology Center 3         84,600      1Q98           4Q98          4Q99
         Fremont Technology Park A          41,015      3Q98           4Q98          4Q99
                                         ----------
              San Francisco Bay Area
              Subtotal                     322,827
Seattle
         Canyon Park 4                      65,035      2Q98           1Q99          1Q00
         Willow Creek Corporate Center
         6                                  50,028      3Q98           3Q99          3Q99
                                         ----------
              Seattle Subtotal             115,063
San Diego
         Towne Center Technology Park 3     78,202      1Q98           2Q99          4Q99
         La Jolla Spectrum Technology       76,894      3Q99           1Q00          1Q01
         Park
                                         ----------
              San Diego Subtotal           155,096

Orange County/Los Angeles
         Pacific Corporate Plaza I          33,893      3Q98           3Q99          3Q00
         Pacific Corporate Plaza 2          49,603      3Q98           3Q99          3Q00
         Pacific Corporate Plaza 3          40,063      3Q98           2Q99          4Q99
                                         ----------
              Orange County/Los            123,559
              Angeles Subtotal

Portland, Oregon

         Sunset Corporate Park A            44,426      2Q98           1Q99          1Q00
         Sunset Corporate Park B            44,426      2Q98           1Q99          1Q00
         Sunset Corporate Park C            44,426      2Q98           1Q99          1Q00
         Rock Creek Corporate Center 1      65,436      3Q98           2Q99          2Q00
         Rock Creek Corporate Center 2      65,436      3Q98           2Q99          2Q00
         Rock Creek Corporate Center 3      11,011      3Q98           2Q99          2Q00
                                         ----------
              Portland, Oregon Subtotal    275,161
Denver
         Panorama Corporate Center X        50,380      3Q99           1Q00          1Q01
                                         ----------
              Denver Subtotal               50,380



                                          In       Estimated                           %
                                         Place     Remaining   Total       Estimated   Currently
Property Under Construction @             Dev      Costs to    Projected   Stabilized  Leased or
September 30, 1999:                      Costs     Complete    Investment   Return     Committed
-------------------------------------------------  ----------  ----------  ----------  -----------

San Francisco Bay Area
         Clarify Corporate Center A      $12,427        $371     $12,798     10.3%       100.0%
         Valley Technology Center 1        9,153       2,058      11,211     11.2          0.0
         Valley Technology Center 2        9,973       1,108      11,081     13.2        100.0
         Valley Technology Center 3       14,037           0      14,037     12.3        100.0
         Fremont Technology Park A         5,954         300       6,254      9.9        100.0
                                        ---------  ----------  ----------  ----------  -----------
              San Francisco Bay Area
              Subtotal                    51,544       3,837      55,381     11.5         79.0
Seattle
         Canyon Park 4                     6,196       2,486       8,682     10.5          0.0
         Willow Creek Corporate Center
         6                                 6,895       1,320       8,215      9.0        100.0
                                        ---------  ----------  ----------  ----------  -----------
              Seattle Subtotal            13,091       3,806      16,897      9.7         43.0
San Diego
         Towne Center Technology Park 3    9,110       2,488      11,598     11.7        100.0
         La Jolla Spectrum Technology
         Park                              6,319       5,925      12,244      9.5          0.0
                                        ---------  ----------  ----------  ----------  -----------
              San Diego Subtotal          15,429       8,413      23,842     10.5         50.0

Orange County/Los Angeles
         Pacific Corporate Plaza I         4,454         543       4,997     11.0         76.0
         Pacific Corporate Plaza 2         5,683       1,612       7,295      9.9          0.0
         Pacific Corporate Plaza 3         5,222         534       5,756     12.0        100.0
                                        ---------  ----------  ----------  ----------  -----------
              Orange County/Los
              Angeles Subtotal            15,359       2,689      18,048     10.9         53.0

Portland, Oregon

         Sunset Corporate Park A           3,605       1,466       5,071     10.1         25.0
         Sunset Corporate Park B           3,715       1,364       5,079     10.2          0.0
         Sunset Corporate Park C           3,606       1,468       5,074     10.2          0.0
         Rock Creek Corporate Center 1     6,480       2,340       8,820     10.8         31.0
         Rock Creek Corporate Center 2     5,940       2,970       8,910     10.7          0.0
         Rock Creek Corporate Center 3     1,081         399       1,480     10.8          0.0
                                        ---------  ----------  ----------  ----------  -----------
              Portland, Oregon Subtotal   24,427      10,007      34,434     10.5         11.0
Denver
         Panorama Corporate Center X         968       5,466       6,434     11.1          0.0
                                        ---------  ----------  ----------  ----------  -----------
              Denver Subtotal                968       5,466       6,434     11.1          0.0


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      1999 Development Activity By Market
-------------------------------------------------------------------------------

($ In Thousands)

                                                                    Estimated
                                                                   Construction    Estimated
Property Under Construction @            Square                     Completion    Stabilization
September 30, 1999:                       Feet       Start Date        Date          Date
------------------------------------------------------------------------------------------------
Salt Lake City

         Wasatch 17                         72,088      1Q98           1Q99          1Q00
         Sorenson X                         41,551      2Q98           1Q99          1Q00
                                         ----------
               Salt Lake City Subtotal     113,639

Austin
         Riata Building 3                   62,209      1Q98           2Q99          2Q00
         Riata Building 6                   91,501      2Q99           4Q99          1Q00
                                         ----------
               Austin Subtotal             153,710
Dallas
         Royal Ridge II, Building 3        123,740      2Q99           4Q99          1Q00
         Tollway II                        181,123      3Q97           4Q98          4Q99
                                         ----------
         Dallas Subtotal                   304,863
Chicago
         Four Parkway North                171,157      2Q98           2Q99          2Q00
         Ten Parkway North                  99,509      4Q98           1Q00          1Q01
                                         ----------
         Chicago Subtotal                  270,666
Boca Raton
         Peninsula Executive Center 2       87,087      4Q97           4Q98          4Q99
                                         ----------

         Boca Raton Subtotal                87,087
                                         ----------



Total/Weighted Average                   1,972,051
Less:  Placed in service                 (413,984)
                                         ==========
Total/Weighted Average                   1,558,067
                                         ==========


($ In Thousands)

                                         In         Estimated                           %
                                         Place      Remaining   Total       Estimated   Currently
Property Under Construction @            Dev        Costs to    Projected   Stabilized  Leased or
September 30, 1999:                      Costs      Complete    Investment   Return     Committed
---------------------------------------------------------------------------------------------------

Salt Lake City

         Wasatch 17                        $7,290      $1,679      $8,969     10.7%       100.0%
         Sorenson X                         4,544         459       5,003     12.0         71.0
                                         ---------  ----------  ----------  ----------  -----------
               Salt Lake City Subtotal     11,834       2,138      13,972     11.2         89.0

Austin
         Riata Building 3                   7,984         626       8,610     11.2         53.0
         Riata Building 6                   4,597       9,471      14,068     10.8        100.0
                                         ---------  ----------  ----------  ----------  -----------
               Austin Subtotal             12,581      10,097      22,678     11.0         81.0
Dallas
         Royal Ridge II, Building 3         7,382       9,480      16,862      9.3        100.0
         Tollway II                        22,896       4,088      26,984     10.7         88.0
                                         ---------  ----------  ----------  ----------  -----------
         Dallas Subtotal                   30,278      13,568      43,846     10.1         93.0
Chicago
         Four Parkway North                17,136      10,246      27,382     11.0         91.0
         Ten Parkway North                  9,737       6,222      15,959     10.6         73.0
                                         ---------  ----------  ----------  ----------  -----------
         Chicago Subtotal                  26,873      16,467      43,340     10.5         85.0
Boca Raton
         Peninsula Executive Center 2      13,923       3,191      17,114      8.9         58.0

                                         ---------  ----------  ----------  ----------  -----------
         Boca Raton Subtotal               13,923       3,191      17,114      8.9         58.0
                                         ---------  ----------  ----------  ----------  -----------


                                                                            ----------  -----------
Total/Weighted Average                   $216,307     $79,679    $295,986     10.7%       64.5%
Less:  Placed in service                  (49,905)    (12,733)    (62,638)
                                         =========  ==========  ==========
Total/Weighted Average                   $166,402     $66,946    $233,348     10.7%       64.5%
                                         =========  ==========  ==========  ==========  ===========


                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Land Held For Future Development Summary

-------------------------------------------------------------------------------


                                                                                       Owned or Controlled Land
                                                                                      -------------------------
                                                                                                       Buildable
                                                                                                        Square
Region/Property                                               Market                     Acres          Footage
--------------------------------------------------   -------------------------------   ---------       ----------
Pacific Region:
   CarrAmerica Corporate Center                       San Francisco Bay Area               2              153,600
   Fremont Technology Park D-F                        San Francisco Bay Area              10              151,545
   Valley Tech Phase 6 & 7                            San Francisco Bay Area               8              110,589
   Sunset Corporate                                      Portland, Oregon                  9              124,800
   Art Institute - BTS                                Orange Co./Los Angeles               5               55,000
                                                                                       ---------       ----------
     Subtotal                                                                             34              595,534
Mountain Region:
   Panorama Corporate Center IV, VI, VII                 Denver, Colorado                 21              363,650
   Panorama IX                                           Denver, Colorado                  6              120,000
   Dry Creek Corporate Center                            Denver, Colorado                 56              824,362
   Panorama VIII (Formerly Marriott Tract)               Denver, Colorado                  5              127,680
   Four Gateway                                          Phoenix, Arizona                  3              136,817
   East Gateway                                          Phoenix, Arizona                 11              228,828
   Sorenson Research Park XI                           Salt Lake City, Utah                6               80,238
    Wasatch 16                                         Salt Lake City, Utah                5               80,238
                                                                                       ---------       ----------
     Subtotal                                                                            113            1,961,813
Central Region:
   Braker Pointe                                          Austin, Texas                   22              750,000
   Riata 1,6,7                                            Austin, Texas                   11              153,224
   Riata Crossing 4-6                                     Austin, Texas                   18              176,030
   Parkway North                                        Chicago, Illinois                 16              375,000
   Cedar Maple Plaza                                      Dallas, Texas                    1               38,400
   Tollway Plaza III                                      Dallas, Texas                    4              134,400
   The Commons @ Las Colinas II                           Dallas, Texas                    6              177,800
   Royal Ridge II                                         Dallas, Texas                   18              316,786
   Royal Ridge III                                        Dallas, Texas                   18              240,500
                                                                                       ---------       ----------
     Subtotal                                                                            114            2,362,140
Southeast Region:
   Peninsula Corporate Center 1-2                      Boca Raton, Florida                 8              114,000
   Preston Ridge                                         Atlanta, Georgia                 14               96,000
                                                                                       ---------       ----------
     Subtotal                                                                             22              210,000
                                                                                       ---------       ----------
         Total                                                                           283            5,129,487
                                                                                      ==========       ==========


            HQ GLOBAL WORKPLACES, INC. AND OMNIOFFICES (UK) LIMITED
                     Condensed Consolidated Balance Sheets

-------------------------------------------------------------------------------



(Unaudited and in thousands)



                                                                   September 30,     December 31,
                                                                        1999             1998
                                                                   ---------------  ----------------
 Assets:
    Current assets                                                 $      42,249   $       60,984
    Fixed assets, goodwill (net) and other assets                        375,460          303,180
                                                                   ===============  ================
       Total assets                                                $     411,709    $     364,164
                                                                   ===============  ================

 Liabilities and stockholders' equity:
    Total liabilities including Long-Term Debt                     $     239,842    $     192,663
    Total stockholders' equity                                           171,867          171,501
                                                                   ===============  ================
       Total liabilities and stockholders' equity                  $     411,709    $     364,164
                                                                   ===============  ================

            HQ GLOBAL WORKPLACES, INC. AND OMNIOFFICES (UK) LIMITED Condensed Consolidated Contribution to Funds From Operations

-------------------------------------------------------------------------------

(Unaudited and in thousands)


                                                      Three Months Ended                Nine Months Ended
                                                         September 30,                    September 30,
                                                  ----------------------------     -----------------------------
                                                      1999           1998              1999           1998
                                                      ----           ----              ----           ----

 Revenues:
    Rental income                                   $ 38,676       $ 30,706         $ 106,183        $ 61,875
    Other services and interest income                23,817         15,509            62,425          35,294
                                                  -------------  -------------     -------------  --------------
          Total operating revenue                     62,493         46,215           168,608          97,169

 Expenses:
    Operating expenses                                36,828         24,325            95,604          48,454
    G & A selling expense                             22,180         14,238            59,035          33,550
    Interest expense and income taxes (1)                482          1,716             5,185           3,224
                                                  -------------  -------------     -------------  --------------
          Total expenses                              59,490         40,279           159,824          85,228
                                                  -------------  -------------     -------------  --------------

 Net income (loss) before depreciation
        and amortization                               3,003          5,936             8,784          11,941
                                                  -------------  -------------     -------------  --------------

 Adjustments to derive funds from operations
     Add:
          Losses associated with Executive
             Suites under development                  3,888          1,410            11,360           2,952
          Deferred taxes                              (1,825)           248            (1,760)            248

                                                  -------------  -------------     -------------  --------------
                                                       2,063          1,658             9,600           3,200
                                                  -------------  -------------     -------------  --------------

          Funds from operations                      $ 5,066        $ 7,594          $ 18,384        $ 15,141
                                                  =============  =============     =============  ==============

  (1) Excludes interest on loans from CarrAmerica Realty Corp.

            HQ GLOBAL WORKPLACES, INC. AND OMNIOFFICES (UK) LIMITED
                           Executive Suites Centers

         The following table sets forth certain information about the executive suites leased by HQ Global Workplace, Inc. ("HQ Global") and OmniOffices (UK) Limited ("OmniUK/Europe") and subleased to executive office suites tenants as of September 30, 1999.

-------------------------------------------------------------------------------

                                                                    Omni UK/
                                                  HQ Global          Europe             Total
                                                 ------------    ---------------    --------------
Stabilized Operating Centers
     Owned                                           131               10                141
     Joint Ventures                                   0                2                  2
     Managed                                          1                2                  3
                                                 ------------    ---------------    --------------
                                                     132               14                146

Centers Under Development
     Owned                                           25                7                 32
     Joint Ventures                                   0                6                  6
                                                 ------------    ---------------    --------------
                                                     25                13                38
                                                 ------------    ---------------    --------------


Subtotal                                             157               27                184

Franchise Centers                                    79                0                 79
                                                 ------------    ---------------    --------------

Total                                                236               27                263
                                                 ============    ===============    ==============

Stabilized Occupancy                                                                     90%
                                                                                    ==============

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 15, 1999


CARRAMERICA REALTY CORPORATION



By:  /s/ Stephen E. Riffee
     ---------------------------------------
     Stephen E. Riffee
     Senior Vice President, Controller and Treasurer
     (Principal Accounting Officer)

                        EXHIBIT INDEX


Exhibit
Number
-------

99.1            Press Release, November 5, 1999, entitled "Supplemental
                Information"



                                       4